JAKARTA GROWTH FUND, INC.


                                                             November 14, 2000

To Our Shareholders:

     We present the Semi-Annual Report of the Jakarta Growth Fund, Inc. (the "Fund") for the six months ended September 30, 2000. The Net Asset Value per Share ("NAV") of the Fund on September 30, 2000 was $1.32, representing a decrease of 41.1% and 21.0% for the past six months and past quarter, respectively. The closing market price of the Fund on September 30, 2000 on the Boston Stock Exchange was $1.375, representing a premium of 4.2% to the NAV. The Fund's total net assets amounted to $6,609,354 on September 30, 2000.

     The Jakarta Stock Exchange Composite Index (the "JCI Index") decreased from 583.3 to 421.3, or 27.8%, during the six months ended September 30, 2000. Including the Indonesian Rupiah (the "Rupiah") depreciation of 13.5% during the six months, this represented a total net decrease of 37.5% in United States dollar terms. For the quarter ended September 30, 2000, the JCI Index decreased by 18.2%, in both local currency and U.S. dollar terms.

The Portfolio

     At September 30, 2000, the Fund had invested 92.2% of its total net assets in Indonesian equities.

     The Fund had significant holdings in the Telecommunications, Consumer Goods and Distribution, and Retail sectors of 25.3%, 21.6%, and 7.8%, respectively.

Indonesian Economy

     Gross Domestic Product ("GDP") data for the second quarter of 2000 reflected a continued increase in domestic demand, albeit the growth remained low. Real GDP grew by 4.1% year-on-year ("yoy"), while household consumption grew by 2.6%. However, investment increased sharply by 21% since the beginning of the year, which is a positive development.

     Astra International Inc.'s local motorcycle sales in June to August 2000 almost doubled (89% yoy), and passenger car sales grew by 600% yoy, reflecting renewed consumer confidence despite the political uncertainty.

     Inflation increased to 5.8% yoy during the third quarter of 2000, despite the sharp currency depreciation over the same period. The 30 day Sertificate of Bank Indonesia rates remained at approximately 13.5% level since July, when it had been raised due to pressure on the Rupiah.

     In the three month period, June through August 2000, the trade surplus continued to strengthen to $8.5 billion from $6.9 billion during the corresponding period last year. This was the result of export growth of 30% (oil exports grew by 47.4% yoy, while non-oil exports also grew by a strong 25.8% yoy). Imports grew by 30% as well, reflecting higher cost of oil imports but also increased imports of chemicals and machinery, as domestic demand continued its slow rise.

Indonesian Politics

     The political situation remained volatile throughout the third quarter. Spurred by critics of the President, the Parliament passed an interpolation motion designed to question the President on his firing of two cabinet ministers. Both sides escalated the tension with some tense rhetoric, and the President initially refused to answer any questions.

     This moved the showdown to the August People's Consultative Assembly ("MPR") special session, where it seemed likely that the President's opponents might succeed in passing a no-confidence motion on his accountability speech, thereby effectively ending his tenure.

     The President showed his considerable political skills in defusing the situation. First, he apologized for his personal shortcomings. Second, he laid the blame for the poor performance of his government solely on the members of the coalition for having thrust ineffective cabinet ministers on him. Third, he proposed to give Ms. Megawati a greater administrative role in government.

     Not only did these three actions defuse the situation and gain him another year, the President also managed to get a free hand in choosing an entirely new cabinet.

     The later part of the quarter demonstrated that the President still has very little control over the actual levers of power in the country. While he was addressing the United Nations ("UN") in New York, three UN officials were killed in West Timor while ostensibly under the protection of the Indonesian Armed Forces. At almost the same time, a huge bomb blast blew up a portion of the Jakarta Stock Exchange Building in the heart of Jakarta.

     The ex-President refused to appear at his own trial in a direct challenge to the government, even though the President has promised to pardon him if proven guilty. The stock market reflected concern as people began to notice the coincidence between the dates of Suharto's trial and bomb blasts in Jakarta.

The Indonesian Stock Market

     The stock market continued to be bearish during the third quarter of 2000, with the Jakarta Composite Index ("JCI") losing 82 points to close at
421.3. The stock market began its new bout of weakness after the announcement of the new cabinet. The currency, meanwhile, held ground during the quarter. Part of the reason was that it was oversold in the late June as investors focused on the impending MPR session with its threat to impeach the President.

     Despite rhetoric from the new economics and finance ministers, the stock market was unimpressed and the JCI began its long decline toward the 400 level.

     Several other unrelated incidents also began to dampen investor sentiment. The absence of the rule of law in Indonesia was quite apparent. The judiciary could not start the trial of Ex-President Suharto because he refused to testify at his own corruption trial. One of the chief suspects in the Bank Bali scandal was set scot-free by the judges despite what appeared to be strong evidence.

     Despite all the political chaos and the social upheaval, the economy continued its modest recovery. First half results of companies exposed to domestic consumption were stronger than expected at the operating level. As a rule, most companies that the Fund follows exceeded sales and operating profits expectations by 10% or more. Earnings per share were more volatile because of foreign exchange translation losses on foreign debt.

     The domestic automobile market continued to rebound and aided the performance of Astra International Inc. and Astra Otoparts. Tobacco, consumer goods, retail, and pharmaceutical companies all surprised the stock market with higher earnings.

     Paper and Pulp sector, in particular Indah Kiat, also benefited from the industry up cycle. Tjiwi Kimia's results were somewhat disappointing as paper prices have struggled to work their way up while the pulp prices are rising. The Agribusiness and Mining sectors continue to lag due to depressed commodity prices.

     The Telecommunication sector continued to suffer from the indecision regarding privatization and deregulation. The new Economics Minister made the right noises about privatization, but the stock market is jaded over plans that never materialize. The Government's latest thinking is to sell off Indonesian Satellite Corporation ("Indosat") completely, privatize more of Telekomunikasi Indonesian ("PT Telkom"), and deregulate the entire Telecommunications sector by accelerating the loss of monopolies and inviting foreign players. This seems quite appropriate for a policy, but implementation is another issue. After more than one month in power, the new ministers still cannot agree on who should overlook the state-owned enterprises. This highlights the lucrative nature of the state-owned companies for government officials to the detriment of the taxpayer.

     Indonesian Bank Restructuring Agency ("IBRA") appeared to be stirring again. IBRA sold a skyscraper pledged to it by the Salim Group, for 34 million Malaysian Ringgits to Singaporean investors. A small amount of restructured loans was also sold but it does not appear that the agency will meet its target of generating 18 trillion Rupiah in the current fiscal year.

Investment Strategy

     While the market is probably near its low as foreign investors remained sidelined, the Fund expects a strong market rebound to materialize only with definitive progress in judicial reforms, in appeasing regional discontent, and in addressing safety factors.

     Given the still uncertain outlook of the political situation and its huge influence over the Indonesian stock market, the Fund continues to favor an overweight position in the Consumer Goods and Distribution sector.

     The Fund expects to maintain a neutral to slight overweight position in the telecommunications stocks as their valuations look cheap relative to their peers in the region, especially after the recent price correction. Indosat may outperform PT Telkom if the Rupiah's volatility stays high, but fear of competition and margin erosion from the implementation of voice over internet protocol and recent deregulation allowing both PT Telkom and Indosat to compete freely both in the fixed line and cellular businesses may cap Indosat's price performance.

     For the Banking sector, the Fund expects to remain underweight with our portfolio exposure limited to approximately 50% of its neutral index weighting. The favored stocks are Bank Central Asia ("BCA") and Bank Pan Indonesia for their relatively healthier financial position.

     Within the Mining, and Oil and Gas sectors, the Fund prefers Medco Energi International and Aneka Tambang due to stable resource prices and better corporate governance. Selective stocks like Astra International Inc. and Astra Otoparts offer good values.

     Given the still volatile JCI and Rupiah, the Fund will continue to buy on weakness some of our key holdings with preference towards the Consumer, Telecommunication and basic industries sectors, while also maintaining a decent exposure to the stocks with bigger proportion of U.S. dollar revenue (approximately 20-25% of the portfolio gradually over time).

Proposed Merger

     On September 18, 2000, The Indonesia Fund, Inc. (the "Indonesia Fund") and the Fund announced an agreement in principle to merge the Fund with and into the Indonesia Fund, which will be the surviving fund. The Indonesia Fund is a closed-end, non-diversified management investment company that seeks total return, consisting of long-term capital appreciation and current income, through investing primarily in Indonesian equity securities.

     In the proposed merger, each share of common stock of the Fund will convert into an equal dollar amount of shares of the Indonesia Fund based on the net asset value per share of each Fund on the closing date of the transaction and fractional shares will convert into cash. Following the closing, Credit Suisse Asset Management, LLC, the investment manager of the Indonesia Fund, will continue as the investment manager of the combined Fund pursuant to the terms of its existing investment management agreement with the Indonesia Fund. The merger is subject to shareholder approval, the continued listings of the shares of the Indonesia Fund on the New York Stock Exchange at the time of the merger (the "NYSE"), and other customary closing conditions.

     Shareholders of each Fund will be asked to approve the merger transaction at special shareholders' meetings which are scheduled for December 18, 2000. Shareholders will receive proxy materials prior to the special shareholders' meeting.

     The Indonesia Fund's average market capitalization for the 30 consecutive trading day period ended August 31, 2000 approximated the $15,000,000 minimum under the continued listing standards of the NYSE. However, after giving effect to the merger and based on current market prices, the Indonesia Fund's market capitalization is expected to total approximately $20 million. In light of the proposed merger transaction and the expected increase in assets, the NYSE has indicated that it will continue to maintain the Indonesia Fund's listing, subject to satisfaction of the listing standards at the time the merger is consummated and thereafter. Shares of the Fund are listed for trading on the Boston Stock Exchange. It is anticipated that the surviving Fund will trade only on the NYSE.

     On a personal note, George H. Chittenden, who served as a Director of the Fund since its inception, passed away in September 2000. The Board of Directors expresses its condolences to Mr. Chittenden's family and greatly appreciates all the valuable contributions made by Mr. Chittenden on behalf of the Fund and its shareholders.

     We appreciate your continuing support of your Fund.

Sincerely,



                                                                Nobuo Katayama

                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

                           JAKARTA GROWTH FUND, INC.

                      FUND HIGHLIGHTS-SEPTEMBER 30, 2000

                                  (Unaudited)

KEY STATISTICS:
    Net Assets...............................................    $6,609,354
    Net Asset Value per Share................................         $1.32
    Closing BSE Market Price.................................        $1.375
    Percentage Change in Net Asset Value per Share*..........       (41.1%)
    Percentage Change in BSE Market Price*...................       (40.5%)

MARKET INDEX:
                                                               RUPIAH     U.S.$
                                                               ------     -----
    Jakarta Stock Exchange Composite Index*..................  (27.8%)   (37.5%)
    *From April 1, 2000 through September 30, 2000

ASSET ALLOCATION:
    Indonesian Stocks........................................          92.2%
    Cash and Cash Equivalents................................           7.5
                                                                      -----
    Total Investments........................................          99.7
    Other Assets Less Liabilities, Net.......................           0.3
    Total....................................................         100.0%
                                                                      =====

INDUSTRY DIVERSIFICATION:
                                                                       % of
                                                                    Net Assets
                                                                    ----------
Telecommunications................................................     25.3
Consumer Goods and Distribution...................................     21.6
Retail............................................................      7.8
Food and Beverage.................................................      5.7
Pharmaceuticals...................................................      5.5
Paper and Pulp....................................................      4.1
Cement............................................................      4.0
Banking...........................................................      3.4
Mining............................................................      3.2
Conglomerate......................................................      3.0
Manufacturing.....................................................      2.9
Oil and Gas.......................................................      2.3
Agribusiness......................................................      2.0
Commercial Services...............................................      0.8
Non-Ferrous Metals................................................      0.6



                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                         Market           % of
Security                                                 Value        Net Assets
--------                                               ----------     ----------
Telekomunikasi Indonesia............................   $1,262,104        19.1
Gudang Garam........................................      821,555        12.4
Indonesian Satellite Corporation....................      410,979         6.2
Indofood Sukses Makmur..............................      356,796         5.4
H.M. Sampoerna......................................      334,886         5.1
Tempo Scan Pacific..................................      286,036         4.3
Astra International Inc.............................      270,291         4.1
Ramayana Lestari Sentosa............................      264,849         4.0
Indah Kiat Paper and Pulp...........................      230,018         3.5
Semen Gresik........................................      223,984         3.4

                           JAKARTA GROWTH FUND, INC.

                            SCHEDULE OF INVESTMENTS

                              SEPTEMBER 30, 2000

                                  (Unaudited)

                                                                                                                          % of
                                                                                                        Market             Net
                                                                    Shares             Cost             Value            Assets
                                                                 -------------       ---------         ---------         ------
INDONESIAN EQUITY SECURITIES

Agribusiness
Astra Agro Niaga Lestari......................................        672,000         $230,976          $ 89,805           1.4
    Palm oil
Cahaya Kalbar.................................................        787,500          651,197            39,577           0.6
                                                                                 -------------      ------------        -------
    Palm oil
Total Agribusiness............................................                         882,173           129,382           2.0
                                                                                 -------------      ------------        -------

Banking
Bank Central Asia+............................................        540,000           91,731            96,528           1.5
    Commercial bank
Bank Pan Indonesia............................................      1,140,000           42,116            27,995           0.4
    Commercial bank
Lippo Bank....................................................     11,650,000          467,620            99,800           1.5
                                                                                 -------------      ------------        -------
    Commercial bank
Total Banking.................................................                         601,467           224,323           3.4
                                                                                 -------------      ------------        -------

Cement
Indocement Tunggal Prakarsa...................................        218,500           82,905            37,810           0.6
    Cement manufacturer
Semen Gresik..................................................        322,000          290,933           223,984           3.4
                                                                                 -------------      ------------        -------
    Cement manufacturer
Total Cement..................................................                         373,838           261,794           4.0
                                                                                 -------------      ------------        -------

Conglomerate
Astra Graphia.................................................        515,000           41,081            28,823           0.4
    Service and consultation, equipment and office machinery
       contractor service
Bimantra Citra................................................      1,622,000          385,291           168,592           2.6
                                                                                 -------------      ------------        -------
    Media telecommunications and transportation
Total Conglomerate............................................                         426,372           197,415           3.0
                                                                                 -------------      ------------        -------

Commercial Services
Citra Munya Nusaphala Persada.................................      1,000,000           82,928            51,970           0.8
                                                                                 -------------      ------------        -------
    Toll road operator and developer

Consumer Goods and Distribution
Astra International Inc.......................................      1,020,000          408,361           270,291           4.1
    Automobiles and motorcycles
Gudang Garam..................................................        686,000          781,898           821,555          12.4
    Cigarettes
H.M. Sampoerna................................................        260,500          623,120           334,886           5.1
                                                                                 -------------      ------------        -------
    Cigarettes
Total Consumer Goods and Distribution.........................                       1,813,379         1,426,732          21.6
                                                                                 -------------      ------------        -------

                                                  See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                              SEPTEMBER 30, 2000

                                  (Unaudited)

                                                                                                                          % of
                                                                                                        Market             Net
                                                                    Shares             Cost             Value            Assets
                                                                 -------------       ---------         ---------         ------
Food and Beverage
Indofood Sukses Makmur........................................      3,675,000         $742,945         $ 356,796           5.4
    Food processor
Mayora Indah..................................................        500,000           26,733            22,844           0.3
                                                                                 -------------      ------------        -------
    Candies and cookies
Total Food and Beverage.......................................                         769,678           379,640           5.7
                                                                                 -------------      ------------        -------

Manufacturing
Astra Otoparts+...............................................        225,000           42,780            35,337           0.5
    Automotive and motorcycle parts
Intikeramik Alamasri Industries+..............................      1,050,500          214,511            41,396           0.7
    Porcelain tile
Kedawung Setia Industry Ltd...................................        962,500           83,049            32,432           0.5
    Metal, aluminum, cardboard and enamel
Sunson Textile Manufacturer...................................      1,613,000          133,469            80,143           1.2
                                                                                 -------------      ------------        -------
    Yarn, cloth and other products
Total Manufacturing...........................................                         473,809           189,308           2.9
                                                                                 -------------      ------------        -------

Mining
Aneka Tambang.................................................      1,365,000          172,884           154,352           2.4
    Mining
Tambang Timah.................................................        300,000          126,332            55,169           0.8
                                                                                 -------------      ------------        -------
    Tin mining
Total Mining..................................................                         299,216           209,521           3.2
                                                                                 -------------      ------------        -------

Non-Ferrous Metals
International Nickel Indonesia................................         59,000           43,867            40,501           0.6
                                                                                 -------------      ------------        -------
    Nickel and associated mineral products

Oil and Gas
Medco Energi International....................................      1,395,000          169,685           156,948           2.3
                                                                                 -------------      ------------        -------
    Support services for oil and natural gas

Paper and Pulp
Indah Kiat Paper and Pulp.....................................      1,721,205          620,380           230,018           3.5
    Pulp and paper products
Pabrik Kertas Tjiwi Kimia.....................................        428,000           71,832            43,753           0.6
                                                                                 -------------      ------------        -------
    Writing and printing paper
Total Paper and Pulp..........................................                         692,212           273,771           4.1
                                                                                 -------------      ------------        -------

Pharmaceuticals
Kalbe Farma...................................................      1,130,000           85,110            76,151           1.2
    Pharmaceuticals
Tempo Scan Pacific............................................        795,000        1,671,405           286,036           4.3
                                                                                 -------------      ------------        -------
    Pharmaceuticals
Total Pharmaceuticals.........................................                       1,756,515           362,187           5.5
                                                                                 -------------      ------------        -------

                                                  See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                              SEPTEMBER 30, 2000

                                  (Unaudited)

                                                                                                                          % of
                                                                   Principal                            Market             Net
                                                                    Amount             Cost             Value            Assets
                                                                 -------------       ---------         ---------         ------

Retail

Hero Supermarket..............................................       100,000         $ 18,585           $16,448            0.3
    Supermarkets
Matahari Putra Prima..........................................     1,415,000          121,185            88,892            1.3
    Department stores
Multipolar Corporation........................................     3,227,500          323,890           143,772            2.2
    Computer equipment
Ramayana Lestari Sentosa......................................       530,000          322,698           264,849            4.0
                                                                                 -------------      ------------        -------
    Department store
Total Retail..................................................                        786,358           513,961            7.8
                                                                                 -------------      ------------        -------

Telecommunications

Indonesian Satellite Corporation (Indosat)....................       505,000          836,465           410,979            6.2
    International telecommunications
Telekomunikasi Indonesia......................................     3,974,720        2,051,026         1,262,104           19.1
                                                                                 -------------      ------------        -------
    Domestic telecommunications
Total Telecommunications......................................                      2,887,491         1,673,083           25.3
                                                                                 -------------      ------------        -------
TOTAL INVESTMENTS IN INDONESIAN EQUITY SECURITIES.............                     12,058,988         6,090,536           92.2
                                                                                 -------------      ------------        -------

                                                                   Principal
INVESTMENTS IN SHORT-TERM SECURITIES                                Amount
Time Deposit                                                       ---------
Royal Bank of Canada call account 6.6875%, due 10/02/00.......      $500,000          500,000           500,000            7.5
                                                                                 -------------      ------------        -------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES....................                        500,000           500,000            7.5
                                                                                 -------------      ------------        -------
TOTAL INVESTMENTS.............................................                     12,558,988         6,590,536           99.7
OTHER ASSETS LESS LIABILITIES, NET............................                         18,968            18,818            0.3
                                                                                 -------------      ------------        -------
NET ASSETS....................................................                    $12,577,956        $6,609,354          100.0
                                                                                 =============      ============        =======

______________
+Non-income producing security.

                                         Portfolio securities and foreign currency holdings
                                           were translated at the following exchange rate
                                                      as of September 30, 2000

                   Indonesian Rupiah                         IDR                         8,755.00 = $1.00

                                                  See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                              SEPTEMBER 30, 2000

                                  (Unaudited)

ASSETS:
     Investments in securities, at market value (cost-$12,058,988).............................         $ 6,090,536
     Investments in short-term securities, at market value (cost-$500,000).....................             500,000
     Cash......................................................................................              67,984
     Receivable for investments sold...........................................................              82,530
     Receivable for dividends and interest, net of withholding taxes...........................               7,165
                                                                                                        -----------
                  Total Assets.................................................................           6,748,215
                                                                                                        -----------

LIABILITIES:

     Payable for investments purchased.........................................................              22,898
     Accrued management fee....................................................................               5,906
     Other accrued expenses....................................................................             110,057
                                                                                                        -----------
                  Total Liabilities............................................................             138,861
                                                                                                        -----------

NET ASSETS:
     Capital stock (par value of 5,017,564 shares of capital stock outstanding, authorized
         100,000,000, par value $0.10 each)....................................................             501,756
     Paid-in capital...........................................................................          52,674,471
     Accumulated net realized loss on investments and foreign currency transactions............         (40,444,780)
     Unrealized net depreciation on investments and foreign exchange...........................          (5,968,602)
     Accumulated undistributed net investment loss.............................................            (153,491)
                                                                                                        -----------
                  Net Assets...................................................................         $ 6,609,354
                                                                                                        ===========
     Net asset value per share.................................................................               $1.32
                                                                                                        ===========








                                                  See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                            STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

                                  (Unaudited)

INCOME:
Dividend income (less $20,853 withholding taxes)................................        $118,167
Interest income.................................................................          16,894
                                                                                        --------
         Total Income...........................................................                         $    135,061

EXPENSES:

Custodian fees..................................................................          70,855
Legal fees......................................................................          48,058
Management fee..................................................................          44,968
Directors' fees and expenses....................................................          37,122
Registration fees...............................................................          19,398
Shareholder reports.............................................................          17,568
Annual meeting expenses.........................................................          12,565
Transfer agency fees............................................................          10,503
Auditing and tax reporting fees.................................................           6,728
Miscellaneous...................................................................           2,562
Insurance fees..................................................................           1,830
                                                                                        --------
         Total Expenses.........................................................                              272,157
                                                                                                          -----------
NET INVESTMENT LOSS.............................................................                             (137,096)
                                                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments................................................                             (739,345)
Net realized loss on foreign exchange...........................................                           (2,572,304)
                                                                                                          -----------
Net realized loss on investments and foreign exchange...........................                           (3,311,649)
                                                                                                          -----------
Change in net unrealized appreciation on translation of foreign currency and
    other assets and liabilities denominated in foreign currency................                            1,058,275

Change in net unrealized depreciation on investments............................                           (2,239,056)
                                                                                                          -----------
Net realized and unrealized loss on investments and foreign exchange............                           (4,492,430)
                                                                                                          -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                          ($4,629,526)
                                                                                                          ===========


                                                  See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                                        For the Six                 For the
                                                                                        Months Ended                  Year
                                                                                     September 30, 2000              Ended
                                                                                        (Unaudited)              March 31, 2000
                                                                                     ------------------          --------------
FROM INVESTMENT ACTIVITIES:
     Net investment loss.....................................................             $  (137,096)             $ (309,208)
     Net realized gain (loss) on investments.................................                (739,345)                293,664
     Net realized loss on foreign exchange...................................              (2,572,304)             (3,924,134)
     Change in net unrealized appreciation (depreciation) on
         investments and foreign exchange....................................              (1,180,781)              5,143,740
                                                                                     ------------------          --------------
     Increase (decrease) in net assets derived from
         investment activities and net increase (decrease) in net assets.....              (4,629,526)              1,204,062

NET ASSETS:
     Beginning of period.....................................................              11,238,880              10,034,818
                                                                                     ------------------          --------------
     End of period (including accumulated net investment loss of $153,491 and
         $16,395, respectively)..............................................             $ 6,609,354             $11,238,880
                                                                                     ==================          ==============

                                                  See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS-(Unaudited)

1. Significant Accounting Policies

     Jakarta Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 29, 1990 and investment operations commenced on April 19, 1990. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions--Transactions denominated in Indonesian rupiah ("Rupiah") are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Rupiah are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Rupiah rates at September 30, 2000 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes foreign exchange gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the United States dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

     (d) Capital Account Reclassification--For the year ended March 31, 2000, the Fund's undistributed net investment loss and accumulated net realized loss were decreased by $306,112 and $136,453, respectively, with an offsetting decrease in additional paid in capital of $442,565. This adjustment was primarily the result of the reclassification of net foreign currency losses, and a net operating loss.

     (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986 as amended and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Indonesian tax laws, a withholding tax is imposed on dividends and interest income from Indonesian sources at a maximum rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains. In addition, the Fund is subject to a tax at a rate of 0.1% on the gross sales proceeds on the disposition of equity securities listed on the Indonesian stock exchanges.

                           JAKARTA GROWTH FUND, INC.

     (f) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (g) Concentration of Risk--A significant portion of the Fund's net assets consists of Indonesian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the Indonesian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indonesian issuers than there is about U.S. issuers. Future economic and political developments in Indonesia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. Management Agreement and Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Advisor"), to act as investment advisor for the Fund. Pursuant to the investment advisory agreement, the Investment Advisor has retained its subsidiary Nomura Asset Management Singapore Limited (the "Sub-Advisor") to act as investment sub-advisor to the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.1% to 1.0% of the Fund's average weekly net assets. This reduction will remain in effect until May 31, 2001 unless NAM U.S.A. and the Board of Directors mutually agree to reinstate the full management fee. For services performed under the Investment Advisory Agreement, the Investment Advisor receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets. For services performed under the terms of the Investment Sub-Advisory Agreement, the Sub-Advisor receives a monthly fee from the Investment Advisor at the annual rate of 0.25% of the Fund's average weekly net assets. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $44,968 for the six months ended September 30, 2000. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $21,321 for the six months ended September 30, 2000 of which $10,661 were paid to the Sub-Advisor. At September 30, 2000, the fee payable to the Manager, by the Fund, was $5,906.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) earned $5,224 in commissions on the execution of portfolio security transactions for the six months ended September 30, 2000. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $37,122 for the six months ended September 30, 2000.

3. Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended September 30, 2000 were $2,122,720 and $1,821,452, respectively.

     As of September 30, 2000, net unrealized depreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $5,968,452 of which $44,453 related to appreciated securities and $6,012,905 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, of $500,000 at September 30, 2000 for Federal income tax purposes was $12,058,988.

     The Fund has a capital loss carryforward as of March 31, 2000 of $36,067,758 of which $1,217,005 expires March 31, 2001, $5,504,417 expires
March 31, 2002, $1,284,915 expires March 31, 2003, $1,711,790 expires March
31, 2005, $6,504,011 expires March 31, 2006, $17,301,899 expires March 31,
2007 and $2,543,721 expires March 31, 2008.

     Capital losses and currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $1,046,864, and $16,395 currency losses for the year ended March 31, 2000.

                           JAKARTA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.


                                                         For the Six
                                                         Months Ended
                                                      September 30, 2000                For the Year Ended March 31,
                                                                          ---------------------------------------------------------
                                                         (Unaudited)         2000       1999        1998        1997        1996
                                                      ------------------  ---------- ---------- -----------  ----------  ----------
Net asset value, beginning of period.................        $2.24            $2.00      $2.43      $10.12       $9.11       $7.69
                                                      ------------------  ---------- ---------- -----------  ----------  ----------
    Net investment income (loss).....................        (0.03)           (0.06)     (0.04)       0.03        0.01        0.06
    Net realized and unrealized gain (loss) on
       investments and foreign currency..............        (0.89)            0.30      (0.39)      (7.70)       1.00        1.47
                                                      ------------------  ---------- ---------- -----------  ----------  ----------
    Total from investment operations.................        (0.92)            0.24      (0.43)      (7.67)       1.01        1.53
                                                      ------------------  ---------- ---------- -----------  ----------  ----------
Distributions to shareholders from:
    Net investment income............................            -                -          -       (0.02)          -       (0.11)
                                                      ------------------  ---------- ---------- -----------  ----------  ----------
Total distributions..................................            -                -          -       (0.02)          -       (0.11)
                                                      ------------------  ---------- ---------- -----------  ----------  ----------
Net asset value, end of period.......................        $1.32            $2.24      $2.00       $2.43      $10.12       $9.11
                                                      ==================  ========== ========== ===========  ==========  ==========
Market value, end of period..........................       $1.375          $2.3125    $2.1875     $4.0625      $8.875      $9.250
Total investment return+.............................       (40.5%)            5.7%     (46.2%)     (54.0%)      (4.1%)      15.3%
Net asset value total return++.......................       (41.1%)           12.0%     (17.7%)     (75.3%)      11.1%       20.0%
Ratio to average net assets/supplemental data:
    Net assets, end of period (in 000)...............       $6,609          $11,239    $10,035     $12,208     $50,788     $45,693
    Operating expenses...............................         6.50% +         3.89%      4.66%       2.60%       2.07%       1.94%
    Net investment income............................        (3.27%)+         2.37%     (1.94%)      0.53%       0.12%       0.70%
    Portfolio turnover...............................          23%              46%        11%         68%         35%         44%

+ Based on market value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.
+    Annualized

                           JAKARTA GROWTH FUND, INC.

                  SUPPLEMENTAL PROXY INFORMATION (Unaudited)

     The 2000 Annual Meeting of the Shareholders of the Fund was held on at the Fund's offices, 180 Maiden Lane, New York, New York on August 15, 2000. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending March 31, 2001; to consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.; to consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management, Co., Ltd.; to consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Limited, and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Nobuo Katayama, Chor Weng Tan, Arthur R. Taylor, and John F Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending March 31, 2001. The shareholders approved a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc., approved a new Invesment Advisory Agreement between Nomura Asset Management U.S.A. Inc., and Nomura Asset Management Co., Ltd., and approved a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Limited. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1.   To elect the Fund's Board of Directors:


                                                                      % of                                       % of
                                                Shares Voted       outstanding          Shares Voted         outstanding
                                                     For             Shares          Withhold Authority         Shares
                                                ------------       -----------       ------------------      -----------
William G. Barker, Jr......................       2,947,478           58.7                107,747                2.1
George H. Chittenden*......................       2,950,377           58.8                104,848                2.0
Nobuo Katayama.............................       2,949,490           58.8                105,735                2.0
Chor Weng Tan..............................       2,952,380           58.8                102,845                2.0
Arthur R. Taylor...........................       2,947,878           58.7                107,347                2.1
John F. Wallace............................       2,947,978           58.7                107,247                2.1

*Mr. Chittenden passed away in September, 2000.

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:

                            % of                                   % of                                   % of
    Shares Voted         outstanding        Shares Voted        outstanding           Shares           outstanding
        For                Shares             Against             Shares            Abstained            Shares
    ------------         -----------        ------------        -----------         ---------          ------------
     3,025,826              60.3               23,615               0.4               5,784                0.1


3. To approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.:

                            % of                                   % of                                   % of
    Shares Voted         outstanding        Shares Voted        outstanding           Shares           outstanding
        For                Shares             Against             Shares            Abstained            Shares
    ------------         -----------        ------------        -----------         ---------          ------------
     2,997,800              59.8               42,234               0.8               15,191               0.2

4. To approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.:

                            % of                                   % of                                   % of
    Shares Voted         outstanding        Shares Voted        outstanding           Shares           outstanding
        For                Shares             Against             Shares            Abstained            Shares
    ------------         -----------        ------------        -----------         ---------          ------------
     2,997,098              59.7               42,537               0.8               15,590               0.3


5. To approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Limited:

                            % of                                   % of                                   % of
    Shares Voted         outstanding        Shares Voted        outstanding           Shares           outstanding
        For                Shares             Against             Shares            Abstained            Shares
    ------------         -----------        ------------        -----------         ---------          ------------
     3,000,902              59.8               38,733               0.8               15,590               0.2



BOARD OF DIRECTORS                           ----------------------------------
William G. Barker, Jr.                       ==================================
Nobuo Katayama                               ----------------------------------
Chor Weng Tan
Arthur R. Taylor
John F Wallace

OFFICERS

Nobuo Katayama, President
Keisuke Haruguchi, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER

Nomura Asset Management U.S.A. Inc.                      JAKARTA
180 Maiden Lane                                          Growth
New York, New York 10038-4936                          Fund, Inc.
Internet Address
www.nomura-asset.com

INVESTMENT ADVISOR
Nomura Asset Management Co., Ltd.
1-14, 2-chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISOR
Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

COUNSEL                                             SEMI-ANNUAL REPORT
Brown & Wood LLP
One World Trade Center                              SEPTEMBER 30, 2000
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAKARTA GROWTH FUND, INC.                    ----------------------------------
180 MAIDEN LANE                              ==================================
NEW YORK, NEW YORK 10038-4936                ----------------------------------

This Report, including the Financial Statements, is transmitted to the Shareholders of Jakarta Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.